July 8, 2019

BNY Mellon Large Cap Securities Fund, Inc.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Barry K. Mills and Leigh N. Todd are the fund's primary portfolio managers, positions Mr. Mills has held since February 2010 and Ms. Todd has held since November 2015.  Mr. Mills is a director and senior research analyst at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc.  Ms. Todd is the Director of Global Equity Research Strategies and a senior research analyst at Mellon.  Each primary portfolio manager is also an employee of BNY Mellon Investment Adviser, Inc.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Barry K. Mills and Leigh N. Todd are the fund's primary portfolio managers who are jointly and primarily responsible for managing the fund's portfolio.  Mr. Mills has been a portfolio manager of the fund since June 2005 and a primary portfolio manager of the fund since February 2010.  Mr. Mills is a director and senior research analyst at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since June 2005, and by BNY Mellon Investment Adviser, Inc. since 1999.  Ms. Todd has been a primary portfolio manager of the fund since November 2015.  Ms. Todd is the Director of Global Equity Research Strategies and a senior research analyst at Mellon.  She has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNY Mellon Investment Adviser, Inc. since 2001.  Mr. Mills and Ms. Todd manage the fund in their capacity as employees of BNY Mellon Investment Adviser, Inc.

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Effective October 1, 2019, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Leigh N. Todd is the fund's primary portfolio manager, a position she has held since November 2015.  Ms. Todd is the Director of Global Equity Research Strategies and a senior research analyst at Mellon Investments Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser, Inc.  Ms. Todd is also an employee of BNY Mellon Investment Adviser, Inc.

Effective October 1, 2019, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Leigh N. Todd is the fund's primary portfolio manager and is primarily responsible for managing the fund's portfolio.  Ms. Todd has been a primary portfolio manager of the fund since November 2015.  Ms. Todd is the Director of Global Equity Research Strategies and a senior research analyst at Mellon.  She has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNY Mellon Investment Adviser, Inc. since 2001.  Ms. Todd manages the fund in her capacity as an employee of BNY Mellon Investment Adviser, Inc.

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